SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2004



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                 1-12334                95-4114732
           --------                 -------                ----------
 (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS

      FEBRUARY 5, 2004 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (NASDAQ OTC BB SYMBOL: FPXA.PK) announced that Ronald P. Nowak, President and Chief Operating Officer, resigned effective February 1, 2004. Mr. Nowak's resignation leaves the company with no management employees due to the previously announced resignation of Mr. Tyrone J. Fairbanks. Management of the Company is currently being provided under the supervision of its board of directors by an outside management company which is affiliated with one of those directors.

      The company also announces the resignation of Mr. J. E. McConnaughy as an outside director, effective January 30, 2004.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         None

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           FORTUNE NATURAL RESOURCES CORPORATION



                           By:  /s/ Dean W. Drulias
                                ------------------------------
                                Dean W. Drulias
                                Corporate Secretary



Date:  February 5, 2004